COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

29.	COMMITMENTS AND CONTINGENCIES

Assets pledged

	Year ended December 31,
(in thousands of $)	2022	2021
Book value of vessels secured against long-term loans(1)	1,115,500	1,242,343
(1) This excludes the Gimi which is classified as “Assets under development” (note 18) and secured against the Gimi debt facility (note 21).
Corporate RCF

The Corporate RCF was secured by a pledge against our NFE Shares. We were permitted under the terms of the facility, to release a portion of the pledged NFE Shares in accordance with the prescribed loan to value ratio based on the then-current market value of such NFE Shares. In November 2022, the Corporate RCF was canceled and the pledge against our NFE shares was released.

Capital Commitments

Mark II FLNG

In 2022, our Board of Directors had approved up to $328.5 million of capital expenditures for a Mark II FLNG. As of December 31, 2022, we entered into agreements for engineering services and long lead items amounting to $199.2 million (note 20).

Tundra Development Agreement

As of December 31, 2022, we have committed $12.9 million of yard cost and materials in relation to the drydocking, site commissioning and hook-up services of the Golar Tundra (note 7).

Arctic SPA

As of December 31, 2022, we have committed $4.8 million of engineering and other professional costs in relation to the FSRU conversion of the Golar Arctic (note 7).

Gandria

We have agreed contract terms for the conversion of the Gandria to a FLNG. The Gandria is currently in lay-up awaiting delivery to Keppel for conversion. The conversion agreement is subject to certain payments and lodging of a full notice to proceed. We have also provided a guarantee to cover the sub-contractor’s obligations in connection with the conversion of the vessel.

Other contingencies

UK tax lease benefits

During 2003 we entered into six UK tax leases. Under the terms of the leasing arrangements, the benefits are derived primarily from the tax depreciation assumed to be available to the lessors as a result of their investment in the vessels. As is typical in these leasing arrangements, as the lessee we are obligated to maintain the lessor’s after-tax margin. The UK tax authority (“HMRC”) challenged the use of similar lease structures and had engaged in litigation of a test case. In 2021, we reached a settlement with HMRC and in April 2022, we settled our liability to HMRC in full, resulting in a payment of $66.4 million, inclusive of fees, of which $16.0 million was released from restricted cash earmarked for such settlement (note 15).

Legal proceedings and claims

We may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. A contingent liability will be recognized in the financial statements only where we believe that a liability will be probable and for which the amounts are reasonably estimable, based upon the facts known prior to the issuance of the financial statements.

For each of the years ended December 31, 2022, 2021 and 2020 we received LOH insurance income for Golar Ice of $4.4 million, $nil and $nil, respectively. The above is recognized in “Other operating income/(losses)” in our consolidated statement of operations.